U.S. GLOBAL INVESTORS FUNDS

                         SUPPLEMENT DATED JULY 1, 2004
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2003


The prospectus is hereby supplemented to reflect that U.S. Global Investors, Inc. (Adviser) has agreed to limit total operating expenses of certain funds. Accordingly, the following change is made to the second paragraph on page 22

PAGE 22 - EXPENSE LIMITATION. DElete the second sentence in the second paragraph and substitute the following:

     The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 0.70% for the Tax Free Fund, and 0.45% for the Near-Term Tax Free Fund and the Government Securities Savings Fund on an annualized basis through June 30, 2005, and until such later date as the Adviser determines.